SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 25, 1999




                              TII INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                            (State of Incorporation)


          1-8048                                         66-0328885
    -------------------                        -------------------------------
   (Commission File No.)                      (IRS Employer Identification No.)



    1385 Akron Street, Copiague, New York               11726
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   (Address of Principal Executive Offices)           (Zip Code)


                                 (516) 789-5000
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               (Registrant's telephone number, including area code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events
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                  On May 25, 1999, counsel for David H. Addis and Hemda Z. Addis
(the "Plaintiffs") and counsel for the Company and its eight directors (the "Defendants") entered into a Stipulation of Settlement (the "Stipulation of Settlement") to settle a purported class action lawsuit (the "Action") instituted by the Plaintiffs against the Defendants on March 19, 1999 in the Court of Chancery of the State of Delaware in and for New Castle County (the "Court"). The Stipulation of Settlement embodies the terms of a Memorandum of Understanding setting forth an agreement in principle to settle the Action which was entered into on April 7, 1999 and reported in the Company's Current Report on Form 8-K dated (date of earliest event reported) March 19, 1999.

                  Pursuant to the Memorandum of Understanding (a) the Company canceled a Special Meeting of Stockholders scheduled to be held on April 20, 1999 to consider the Stock Purchase Agreement dated as of December 31, 1998 (the "Stock Purchase Agreement") between the Company and Alfred J. Roach, Chairman of the Board of Directors and a director of the Company, to acquire from Mr. Roach all of the outstanding shares of capital stock of PRC Leasing, Inc. and (b) options with respect to 10,000 and 50,000 shares of the Company's Common Stock held by Alfred J. Roach and Timothy J. Roach under the Company's 1995 Stock Option Plan, which were inadvertently amended on October 8, 1998, were amended based on the average of the high and low market price for the Common Stock on April 7,1999, the date the Memorandum of Understanding was entered into, and confirmed as non-qualified stock options

                  The consummation of the settlement is subject to, among other things, final Court approval of the settlement and dismissal of the Action with prejudice, on the merits.

                  Pursuant to a Scheduling Order of the Court, the Company is sending a Notice of Pendency of Class Action, Temporary and Proposed Class Action Determination, Proposed Settlement of Class and Derivative Action, Settlement Hearing and Right to Appear on June 11, 1999 to all stockholders of record on or after March 8, 1999 through June 4, 1999 (and will forward same to brokers, banks and other nominees for distribution to beneficial owners of its Common Stock during that period), advising, among other things, that a hearing concerning the settlement will be held before the Court on July 12, 1999.

                  The foregoing is a brief description of the Stipulation of Settlement and is qualified in its entirety by reference to the copy thereof filed as Exhibit 99.1 to this Report.


                                       -2-

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Item 7.           Financial Statements and Exhibits
------            ---------------------------------

                  (a)      Financial statements of business acquired:  None.

                  (b)      Exhibits.

                  99.1 Stipulation of Settlement between counsel to the plaintiffs and counsel to the defendants in the action entitled David H. Addis and Hemda Z. Addis v. TII Industries, Inc., Alfred J. Roach, Timothy J. Roach, Dorothy Roach, George S. Katsarakes, James R. Grover, Jr., William G. Sharwell, Dr. Joseph C. Hogan and C. Bruce Barksdale.



                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TII INDUSTRIES, INC.



Dated:  June 14, 1999                    By: /s/  Paul G. Sebetic
                                             -----------------------------------
                                                 Paul G. Sebetic,
                                                 Vice President Finance


                                       -3-

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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.            Description
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99.1      Stipulation of Settlement between counsel to the plaintiffs and counsel to the defendants in the action entitled David H. Addis and Hemda Z. Addis v. TII Industries, Inc., Alfred J. Roach, Timothy J. Roach, Dorothy Roach, George S. Katsarakes, James R. Grover, Jr., William G. Sharwell, Dr. Joseph C. Hogan and C. Bruce Barksdale.